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                                                                 EXHIBIT 16.1

                                December 6, 1996




Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read and agree with the comments in Item 4 of Form 8-K (Commission File No. 0-22520) of AVIC Group International, Inc.



Yours truly,



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP